UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 23, 2018, United Airlines, Inc. (the “Company”) caused Wilmington Trust, National Association, as pass through trustee for a pass through trust newly-formed by the Company, to issue and sell Pass Through Certificates, Series 2018-1B (the “Certificates”), in the aggregate principal amount of $225,729,000.

The offer and sale of the Certificates were registered pursuant to the Securities Act of 1933, as amended, under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-221865) (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of adding the opinion of Morris James LLP that the Certificates are binding obligations as an exhibit with respect to the Registration Statement. See Item 9.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement. The Registration Statement and the final Prospectus Supplement, dated May 9, 2018, to the Prospectus, dated December 1, 2017, relate to the offering of the Certificates.

Exhibit No.	Description

5.1	Opinion of Morris James LLP (for the Pass Through Certificates, Series 2018-1B)

23.1	Consent of Morris James LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: May 23, 2018	By:	/s/ Jennifer L. Kraft
		Name:	Jennifer L. Kraft
		Title:	Vice President, Deputy General Counsel and Corporate Secretary